SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 1, 2009



                      Commission file number: 33-131110-NY

                              4net Software, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                                    22-1895668
------------------------------                    ------------------
State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization                     Identification No.)


          1 North Federal Highway, Suite 201 Boca Raton, Florida 33432
          ------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (561) 362-5385
               --------------------------------------------------
              (Registrant's telephone number including area code)


                 100 Mill Plain Road, Danbury Connecticut 06811
               --------------------------------------------------
                 (Former Address of Principal Executive Office)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

         Effective January 1, 2009 the registrant relocated its principal offices to 1 North Federal Highway, Suite 201 Boca Raton, Florida 33432. The registrant's new telephone number is (561) 362-5385.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: January 6, 2009

                                          4net Software, Inc.
                                              (Registrant)



                                          By:  /s/ STEVEN N. BRONSON
                                               ----------------------------
                                               Steven N. Bronson,
                                               CEO and President